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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934
 Date of Report April 5, 2001
 ..............................................................................
                           ValCom, Inc.
       (Exact name of registrant as specified in its charter)
 ..............................................................................
 ..............................................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    26030 Avenue Hall Studio 5 - Valencia, California 91355
         (Address of principal executive offices)   (Zip Code)

                         (661) 257-8000
    Registrant's telephone number, including area code
 ..............................................................................
 ..............................................................................

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Item 2.) ACQUISITION
     The acquisition for a joint venture With Woody Fraser and Woody Fraser Productions was completed on March 30, 2001. The terms of the argeement are in the attached exhibit.


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 30, 2001                ValCom, Inc.
                                    By: /s/ Vince Vellardita
                                    -----------------------
                                    Vince Vellardita, Chairman
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EXHIBIT


                       MEMORANDUM OF AGREEMENT

    This Joint Venture agreement ("Agreement") is made and entered into as of this 1st day of January 2001, by and between ValCom, Inc., a Delaware corporation, whose address is 26030 Avenue Hall, #5, Valencia, California 91355, ("ValCom") and Woody Fraser Productions ("WFP") and Woody
Fraser ("Fraser"), whose address is 28309 Avenue Crocker, Valencia, California 91355 with reference to the following facts:
RECITALS

WHEREAS, ValCom desires to engage the services of WFP and Fraser as a television production company for ValCom, and

WHEREAS, the parties (collectively "Parties" and individually a "Party") desire to form a joint venture for the purpose of development and production of various television projects,

    NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties to this Agreement agree as follows:

AGREEMENT

   Purpose: The primary purpose of the joint venture is the development and production of television shows, including but not limited to pilots, and television specials.

1. Duties of WFP and Fraser:

(a) WFP and Fraser shall be responsible for developing, selling and producing the following series: "Truster", "Dame Edna", and "Hangin
With The Boyz", "Ultimate Challenge", TNN game show pilot, "Face Off", "Million Dollar House" project, "Rock and Roll Hall of Fame", as well as any new projects to be developed for ValCom. The services of WFP and Fraser shall be exclusive to ValCom and they shall not render services to any third party without the prior express written approval of ValCom.
WFP and Fraser shall use to best efforts to develop, sell and produce new television projects for ValCom. Gross receipts from any and all such productions shall be deposited into ValCom's Wells Fargo bank account. ValCom shall open a separate bank account for each show by show or project name. Funds shall not be co-mingled between shows but must be disbursed only for each specified project. The distribution of such revenues shall be at the sole discretion of Woody Fraser, however each check shall be co-signed by Woody Fraser and an authorized signatory of ValCom.

(b) WFP and Fraser will also oversee the reorganization, training and reprogramming of the Indonesian network, Great Asian Holdings, with all costs being paid by said network.


 2. Contributions of ValCom:

(a) ValCom shall advance to WFP or Fraser a draw in the amount of $500,000 per year beginning January 2001. This amount shall be paid in ten (10) equal payments in the amount of $50,000. Payments will be paid in February, March, April, May, June, July, August, September, October, and November. Payments are due and payable on the first (1st) day of each month and must be made within five (5) working days. This money shall be used by WFP and Fraser for all office salaries, development personnel, T & E expenses, and fringe development costs for rights and title searches. WFP shall submit an accounting to ValCom each month, detailing the allocation of the monthly expenses. Office space shall be provided by ValCom.

  (b) ValCom shall set up a development fund to be used for pilots, presentations, and show development that WFP can draw from after obtaining approval from ValCom. WFP shall prepare and submit a budget breakdown for ValCom approval.

3. Profit Participation: The percentage of interest in the joint venture is as follows:

    ValCom:75%WFP and Fraser:     25%

The parties shall receive payment based on these percentages of 100% of the Net Profit from the exploitation of each television show produced by the joint venture. Net Profit means the amount of Gross Receipts remaining, if any, after first deducting from Gross receipts, on a continuing and cumulative basis, the aggregate of all administrative, production and distribution expenses, including monthly advance to WFP and Fraser.
Gross Receipts means the aggregate of
(a) Gross Film Distribution Receipts, including but not limited to cash sales from free television distribution, barter sales, copyright royalties, pay television receipts, home video receipts from both sales and rentals.
(b) Music Publishing Receipts
(c) Music Recording Receipts
(d) Merchandising and Literary Publishing
(e) Ancillary Rights Receipts

No distribution of Net Profit from a project will be made to the Parties until all production and distribution expenses for said project are recouped by ValCom.

4. Term: The term of this Agreement shall be three (3) years beginning January 1, 2001 and terminating December 31, 2003.

      This Agreement may be terminated by ValCom in the event of illness or permanent disability of Fraser resulting in a failure to substantially discharge his duties under this Agreement for a period of six (6) months or a total of one hundred and eighty (180) days in any calendar year.

5. Other Fees: WFP and/or Fraser may also be paid executive producer fees for television shows produced by this joint venture. Such fees shall be paid from the individual show budget.

6. Stock Options: Fraser shall be granted stock in the amount of 250,000 shares of restricted Company Common Stock in the first calendar year. If, at any time prior to the issuance of said shares there shall be any alteration in the capital stock of the Company, other than an increase in the authorized or issued capital, the said issuance shall attach to an appropriate number of the shares or securities of the Company, which shall have, been created by any such alteration. In addition, Fraser and Cathy Masamitsu, Fraser's assistant, shall be granted a stock option of restricted Company Common Stock in an amount to be determined by the Board of Directors of ValCom at the end of each calendar year.

Fraser warrants and represents that the shares are being acquired solely for its own account and not with a view to, or for resale in connection with, any distribution of common shares within the meaning of the Securities
Act. Fraser agrees that the shares may not be sold in absence of registration unless such sale is exempt from registration under the Act and any applicable state securities laws. The certificate for the shares shall bear the following restrictive legend:

"THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE
ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS
DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT
BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED
EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE ACT OR PURSUANT TO AN
EXEMPTION FROM REGISTRATION UNDER THE ACT, THE
AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE
SATISFACTION OF THE COMPANY."

7. Dissolution: Upon dissolution, the business of the Joint Venture shall be wound up by the partners. Proceeds from all joint venture projects shall be applied to (i) payment of any joint venture debts (other than to partners) including any expenses of liquidation, (ii) deposit in a trust account of a reasonable reserve for payment of contingent liabilities and expenses, and
(iii) repayment of loans from partners. The remaining proceeds shall be distributed in the manner provided for distribution of cash generally. After a reasonable time and payment of contingencies arising in that time, the balance remaining in the trust account shall be distributed to the Partners in the same manner.

WFP and Fraser may terminate this Agreement if:

a. Valcom becomes insolvent, executes an assignment for the benefit of creditors, or takes advantage of any applicable insolvency or any other like stature, or a petition under any bankruptcy or liguidation act is filed by or against it, or a receiver is appointed for Valcom's assets.
b. ValCom fails to perform under the terms and conditions of this Agreement and fails to cure such default or breach within thirty (30) days after written notice from WFP and Fraser.

  In the event that WFP and Fraser terminate this Agreement due to any reason outlined in Paragraphs 7a. or 7b., WFP and Fraser shall be entitled to all of the rights and profit participation (after recoupment of all production and distribution expenses as outlined in Paragraph 3) of any production that has not been completed prior to the occurrence of such event.

8. Miscellaneous: The parties hereto agree to execute such further and other documents and to enter into such further undertakings as may be reasonably necessary to carry out the full force and intent of this Agreement.

8.1 The provisions of this Agreement shall enure to the benefit of and be binding upon the legal representatives of the ValCom, WFP and Fraser and upon their respective heirs, executors, administrators, successors and permitted assigns.

8.2 Each party ("Indemnifying Party") hereby indemnifies, defends and holds harmless the other party and its successors, licensees, assigns, and employees, officers, directors (collectively for the purposes of this Paragraph "Indemnified Party") from and against any and all liability, loss, damage, cost and expense, including, without limitation, reasonable attorney's fees, arising out of any breach, or claim by a third party with respect to any warranty, representation or agreement made by the Indemnifying Party herein. The Indemnified Party shall promptly notify the Indemnifying Party of any claim to which the foregoing indemnification applies and the Indemnifying Party shall undertake, at its own cost and expense, engage its own counsel. If the Indemnifying Party fails to promptly appoint competent and experienced counsel, the Indemnified Party may engage its own counsel and the reasonable charges in connection therewith shall promptly be paid by the Indemnifying Party.
If the Indemnified Party settles or compromises any such suit, claim or proceeding, the amount thereof shall be charged to the Indemnifying Party, provided that the Indemnifying Party's reasonable prior approval has been secured.

8.3 Any notice required or permitted to be given hereunder may be delivered, sent by registered mail, postage prepaid, or sent by facsimile, addressed to the proposed recipient of the notice at the address set out on the first page hereof or to such other address or addresses as the parties may indicate from time to time by notice in writing to the others.

8.4 This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of California. The language and all parts of this Agreement shall be in all cases construed as a whole according to its very meaning and not strictly for or against any individual party. ValCom, WFP and Fraser agree that any legal disputes that may occur between them, and that arise out of, or related in any way to, this Agreement, and which disputes cannot be resolved informally, shall be resolved exclusively through final and binding private arbitration before an arbitrator mutually selected by ValCom, WFP and Fraser with each party to bear its own costs and attorney fees. If ValCom, WFP and Fraser are unable to agree upon an arbitrator within twenty-one (21) days after any party made a demand for arbitration, the matter will be submitted for arbitration to the Los Angeles office of the American Arbitration Association pursuant to the rules governing contract dispute resolution in effect as of December 1, 1998. Notwithstanding the foregoing, in no event shall a demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute, or other matter in question would be barred by the applicable statutes of limitation.

8.5 This Agreement memorializes and constitutes the entire agreement and understanding between the parties regarding the subject matter hereof, and supersedes all prior negotiations, proposed agreements and agreements, whether written or unwritten. The parties acknowledge that no other party, nor any agent or attorney of any other party, has made any promises, representations, or warranties whatsoever, expressly or impliedly, which are not expressly contained in this Agreement, and the parties further acknowledge that they have not executed this Agreement in reliance upon any collateral promise, representation, warranty, or in reliance upon any belief as to any fact or matter not expressly recited in this Agreement. This Agreement may not be altered or modified except by a writing signed by all of the respective parties hereof. No breach or violation of this Agreement shall be waived except in writing executed by the party granting such waiver.

8.6 Should any provision of this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and, in lieu of such illegal or invalid provision, there shall be added a provision as similar in terms and amount to such illegal or invalid provision as may be possible and, if such illegal or invalid provision cannot be so modified, then it shall be deemed not to be a part of this Agreement.

8.7 For the convenience of the parties, this Agreement may be executed by facsimile signatures and in counterparts that shall together constitute the agreement of the parties as one and the same instrument. It is the intent of the parties that a copy of this Agreement signed by any party shall be fully enforceable against that party.

 IN WITNESS THEREOF the parties have executed this Agreement as of the date first above written,

VALCOM COMMUNICATIONS, INC.

By:/s/Vince Vellardita_______
       Vince Vellardita
        Chief Executive Officer

WOODY FRASER PRODUCTIONS

By:/s/Woody Fraser_________
       Woody Fraser

WOODY FRASER, AN INDIVIDUAL

By:Woody Fraser___________
       Woody Fraser